UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

February 3, 2012

Date of Report

(Date of earliest event reported)

GLOBALWISE INVESTMENTS, INC. (Exact name of registrant as specified in its charter)
Nevada (State or other jurisdiction of incorporation or organization)	87-0613716 (I.R.S. Employer Identification No.)
2157 S. Lincoln Street, Salt Lake City, Utah (Address of principal executive offices)	84106 (Zip Code)
Registrant’s telephone number, including area code: (801) 323-2395

[   ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

(17 CFR 240.14d-2(b))

[   ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

(17 CFR 240.13e-4(c))

Special Note Regarding Forward-looking Statements

This Current Report on Form 8-K contains forward-looking statements.  Words such as “may,” “expect,” “believe,” “anticipate,” “estimate,” “project,” or “continue” or comparable terminology used in connection with any discussion of future events or operating results are forward-looking statements.  You are cautioned not to place undue reliance on the forward-looking statements, which speak only as of the date of this report.  All forward-looking statements reflect our present expectation of future events and are subject to a number of important factors and uncertainties that could cause actual results to differ materially from those described in the forward-looking statements.

Section 8 – Other Events

Item 8.01 Other Events

Globalwise Investments, Inc. (“Globalwise”) has entered into negotiations regarding the acquisition of a business opportunity and management has been conducting due diligence and negotiating the terms of the proposed transaction.  As currently proposed, the transaction involves a share exchange to effect Globalwise’s acquisition of the operating company.  The operating company is a U.S. based Enterprise Content Management (ECM) pioneer with leading software that delivers cloud based solutions on demand.  The company’s software platform provides clients with the ability to access and manage the contents of every scanned document, file, spreadsheet, e-mail, photo, audio file, video, etc., throughout the client’s entire enterprise from any personal computer, laptop, tablet or smart phone from anywhere in the world.

Consummation of the transaction is subject to a number of conditions, including completion of the due diligence and execution of a definitive share exchange agreement.  As of the date of this report, the parties have negotiated, but have not reached a definitive share exchange agreement and there can be no assurance that the acquisition will be successfully completed.

The parties are in the process of negotiating the terms of the definitive share exchange agreement and management currently anticipates a transaction whereby Globalwise will acquire 100% of the operating company’s common stock and after the share exchange the operating company’s shareholders will hold 86% of the outstanding common stock. The parties anticipate finalizing and executing the definitive share exchange agreement on or before February 29, 2012.

The Globalwise common stock issued in the transaction will not be registered under the Securities Act of 1933, as amended, (the “Securities Act”), and the shares may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements.  The Globalwise common stock will be offered and sold in reliance upon exemptions from registration under the Securities Act and state securities laws.

This notice does not and will not constitute an offer to sell or the solicitation of an offer to buy the Globalwise common stock and shall not constitute an offer, solicitation or sale in any state or jurisdiction in which such an offer, solicitation or sale would be unlawful.  This notice is being filed pursuant to and in accordance with Rule 135C under the Securities Act.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 3, 2012	GLOBALWISE INVESTMENTS, INC. By: /s/ Donald R. Mayer Donald R. Mayer President